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                                WARRANT AGREEMENT

                                     between

                               AVATEX CORPORATION

                                       and

                    AMERICAN STOCK TRANSFER AND TRUST COMPANY

                                as Warrant Agent




                            Up to 2,750,000 Warrants

                          Dated as of December 7, 1999



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                                TABLE OF CONTENTS

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                                                                                                                         Page
Article 1               DEFINITIONS.......................................................................................2

Article 2               ISSUANCE OF WARRANTS..............................................................................5

           2.1       Issuance of Warrants.................................................................................5

           2.2       Form of Warrant Certificates.........................................................................5

           2.3       Execution of Warrant Certificates....................................................................5

           2.4       Countersignature of Warrant Certificates.............................................................5

Article 3               EXERCISE PERIOD...................................................................................6

Article 4               EXERCISE OF WARRANTS..............................................................................6

           4.1       Exercise Price.......................................................................................6

           4.2       Manner of Exercise...................................................................................6

           4.3       When Exercise Effective..............................................................................7

           4.4       Delivery of Certificates, Etc........................................................................7

           4.5       Fractional Shares....................................................................................8

Article 5               ADJUSTMENT OF THE AMOUNT OF COMMON STOCK ISSUABLE AND THE EXERCISE PRICE UPON EXERCISE............8

           5.1       Adjustment for Change in Capital Stock...............................................................8

           5.2       Distributions........................................................................................9

           5.3       Exercise Price Adjustment............................................................................9

           5.4       Adjustments for Mergers and Consolidations...........................................................9

           5.5       No De Minimis Adjustments; Calculation to Nearest Cent and One-hundredth of Share...................10

           5.6       Notice of Adjustment in Exercise Price; Warrant Agent's Disclaimer..................................10

           5.7       No Change in Warrant Terms on Adjustment............................................................11

           5.8       Treasury Shares.....................................................................................11

Article 6               RESERVATION OF STOCK.............................................................................11

           6.1       Reservation; Due Authorization, Etc.................................................................11

           6.2       Delivery of Prospectus..............................................................................11

           6.3       Compliance with Law.................................................................................11

Article 7               LOSS OR MUTILATION...............................................................................12


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
Article 8               WARRANT REGISTRATION.............................................................................12

           8.1       Registration........................................................................................12

           8.2       Transfer or Exchange................................................................................12

           8.3       Valid and Enforceable...............................................................................13

           8.4       Endorsement.........................................................................................13

           8.5       No Service Charge...................................................................................13

           8.6       Treatment of Holders of Warrant Certificates........................................................13

           8.7       Cancellation........................................................................................13

Article 9               WARRANT AGENT....................................................................................13

           9.1       Obligations Binding.................................................................................13

           9.2       No Liability........................................................................................13

           9.3       Instructions........................................................................................14

           9.4       Agents..............................................................................................14

           9.5       Cooperation.........................................................................................14

           9.6       Agent Only..........................................................................................14

           9.7       Right to Counsel....................................................................................15

           9.8       Compensation........................................................................................15

           9.9       Accounting..........................................................................................15

           9.10      No Conflict.........................................................................................15

           9.11      Resignation; Termination............................................................................15

           9.12      Change of Warrant Agent.............................................................................16

           9.13      Successor Warrant Agent.............................................................................16

Article 10              REMEDIES, ETC....................................................................................17

           10.1      Remedies............................................................................................17

           10.2      Warrant Holder Not Deemed a Stockholder.............................................................17

           10.3      Right of Action.....................................................................................17

Article 11              MISCELLANEOUS....................................................................................17

           11.1      Notices.............................................................................................17

           11.2      Governing Law and Consent to Forum..................................................................18

           11.3      Benefits of This Agreement..........................................................................18

           11.4      Agreement of Holders of Warrant Certificates........................................................19

           11.5      Counterparts........................................................................................19



                                       ii

           11.6      Amendments..........................................................................................19

           11.7      Headings............................................................................................19



EXHIBIT

Exhibit A:             Form of Warrant Certificate

                                WARRANT AGREEMENT

                     WARRANT AGREEMENT, dated as of December 7, 1999 (this "Agreement"), by and between AVATEX CORPORATION, a Delaware corporation (the "Company"), and AMERICAN STOCK TRANSFER AND TRUST COMPANY, as Warrant Agent (the "Warrant Agent").

                              W I T N E S S E T H:

                     WHEREAS, the Company and Xetava Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company ("Xetava"), have entered into an Amended and Restated Agreement and Plan of Merger, dated as of June 18, 1999 (as amended, the "Merger Agreement"), pursuant to which Xetava will be merged with and into the Company (the "Merger"), with the Company being the surviving corporation in the Merger;

                     WHEREAS, the Merger has occurred on the date hereof;

                     WHEREAS, pursuant to the Merger Agreement, each holder of shares of $5 Cumulative Convertible Preferred Stock of the Company (the "Convertible Preferred Stock") who has made properly a Convertible Stock Alternate Consideration Election (as defined in the Merger Agreement) is entitled to receive, as part of the Convertible Preferred Stock Alternate Consideration (as defined in the Merger Agreement) to be received in connection with the Merger for each Convertible Preferred Stock Electing Share (as defined in the Merger Agreement), warrants to purchase 0.67456 shares of Class A Common Stock, par value $0.01 per share (the "New Avatex Common Stock"), of the Company, as the surviving corporation in the Merger;

                     WHEREAS, pursuant to the Merger Agreement, each holder of $4.20 Cumulative Exchangeable Series A Preferred Stock of the Company (the "Series A Preferred Stock", and together with the Convertible Preferred Stock, the "Old Preferred Stock") who properly has made properly a Series A Preferred Stock Alternate Consideration Election (as defined in the Merger Agreement) is entitled to receive, as part of the Series A Preferred Stock Alternate Consideration (as defined in the Merger Agreement) to be received in connection with the Merger for each Series A Preferred Stock Electing Share (as defined in the Merger Agreement), warrants to purchase 0.53567 shares of New Avatex Common Stock;

                     WHEREAS, the Company desires to enter into this Agreement to set forth the terms and conditions of the warrants to be issued in the Merger as part of the Convertible Preferred Stock Alternate Consideration and the Series A Preferred Stock Alternate Consideration and the rights of the holders thereof;

                     WHEREAS, the Company will issue the warrants to be issued in the Merger as part of the Convertible Preferred Stock Alternate Consideration and the Series A Preferred Stock Alternate Consideration by delivery of warrant certificates evidencing one or more of such warrants, such warrant certificates and other warrant certificates issued pursuant to this Agreement being herein referred to as the "Warrant Certificates"; and

                     WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to act, in connection with the issuance, transfer, exchange, replacement and exercise of the Warrant Certificates and other matters as provided herein.

                     NOW, THEREFORE, in consideration of the foregoing premises and of the mutual agreements set forth herein, the Company and the Warrant Agent hereby agree as follows:


                                   Article 1
                                  DEFINITIONS

                     As used herein, the following terms have the following respective meanings:

                     "Affiliate" means with respect to any Person, any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, (a) "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities (or equivalent equity interests), by contract or otherwise, and the terms "controlling" or "controlled" have meanings correlative to the foregoing, and (b) a subsidiary of a Person is an Affiliate of such Person and of each other subsidiary of that Person.

                     "Agreement" means this Warrant Agreement, as the same may be amended or modified from time to time hereafter.

                     "Alternate Consideration" means the Convertible Preferred Stock Alternate Consideration and/or the Series A Preferred Stock Alternate Consideration (each as defined in the Merger Agreement) to be issued, in certain circumstances, pursuant to the Merger Agreement.

                     "Business Day" means any day, other than a Saturday or a Sunday, on which (i) commercial banking institutions in New York City, New York, and (ii) the principal national securities exchange, market or trading facility on which the New Avatex Common Stock or Warrants are listed or admitted for trading, are open for business.

                     "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

                     "Company" has the meaning specified in the introductory paragraph hereof.

                     "Convertible Preferred Stock" has the meaning specified in the recitals hereof.

                     "Effective Time" has the meaning specified in the Merger Agreement.

                     "Exchange Act" means the Securities Exchange Act of 1934, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be amended and in effect at the time. Any reference herein to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such successor Federal statute.

                     "Exercise Period" has the meaning specified in Article 3 hereof.

                     "Exercise Price" has the meaning specified in Section 4.1 hereof.

                     "Fair Value" means with respect to New Avatex Common Stock, if such security is listed or admitted for trading on a national securities exchange or other trading facility or market (in any such case, the "Trading Market"), the average of the closing or last reported sales prices of a share of New Avatex Common Stock on the primary Trading Market on which the New Avatex Common Stock is listed or quoted for the 30 Business Days (or such lesser number of Business Days as such New Avatex Common Stock shall have been so listed, quoted or traded) next preceding the date of measurement; provided, however, that if no such sales prices have been quoted during the preceding 30-day period or there is otherwise no established trading market for such security, then "Fair Value" means the value of such New Avatex Common Stock as determined reasonably and in good faith by the Board of Directors of the Company and supported by an opinion from an investment banking firm of recognized national standing, whose determination shall be conclusive; and provided further, however, that in the event the current market price of a share of such New Avatex Common Stock is determined during a period following the announcement by the Company of (i) a dividend or distribution on the New Avatex Common Stock payable in shares of New Avatex Common Stock, or (ii) any subdivision, combination or reclassification of the New Avatex Common Stock, and prior to the expiration of 30 Business Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "Fair Value" shall be appropriately adjusted to take into account ex-dividend trading. Anything herein to the contrary notwithstanding, in case the Company shall issue any shares of New Avatex Common Stock, rights or options in connection with the acquisition by the Company of the stock or assets of any other Person or the merger of any other Person into the Company, the Fair Value of the New Avatex Common Stock so issued shall be determined as of the date the number of shares of Common Stock, rights or options was determined (as set forth in a written agreement between the Company and the other party to the transaction) rather than on the date of issuance of such shares of New Avatex Common Stock, rights or options.

                     "Merger" has the meaning specified in the recitals hereof.

                     "Merger Agreement" has the meaning specified in the recitals hereof.

                     "New Avatex Common Stock" has the meaning specified in the recitals hereof.

                     "Old Preferred Stock" has the meaning specified in the recitals hereof.

                     "Original Issue Date" has the meaning specified in

Section 2.2 hereof.

                     "Other Shares" has the meaning specified in Section 5.2 hereof.

                     "Person" means any individual, partnership, association, joint venture, corporation, limited liability company, business trust, unincorporated organization, government or department, agency or subdivision thereof, or other person or entity.

                     "Securities Act" means the Securities Act of 1933, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be amended and in effect at the time. Any reference herein to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such successor Federal statute.

                     "Series A Preferred Stock" has the meaning specified in the recitals hereof.

                     "Warrant Agent" has the meaning specified in the introductory paragraph hereof.

                     "Warrant Certificates" has the meaning specified in the recitals hereof.

                     "Warrants" means, collectively, the warrants issued by the Company pursuant to this Agreement to purchase up to an aggregate of 2,750,000 shares of New Avatex Common Stock at the Exercise Price, subject to adjustment as provided herein, which warrants are to be issued initially as part of the Alternate Consideration to be received in connection with the Merger pursuant to the Merger Agreement in exchange for each Convertible Preferred Stock Electing Share and Series A Preferred Stock Electing Share.

                                   Article 2
                             ISSUANCE OF WARRANTS

           2.1 Issuance of Warrants. Each Warrant Certificate shall evidence one or more Warrants as specified therein. Each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase from the Company one share of New Avatex Common Stock.

           2.2 Form of Warrant Certificates. Each Warrant Certificate shall be in registered form substantially in the form attached hereto as Exhibit A and shall be dated as of the date on which it is countersigned by the Warrant Agent, which shall be as of the Effective Time (as defined in the Merger Agreement) of the Merger (the "Original Issue Date") or, in the event of a division, exchange, substitution or transfer of any of the Warrants, on the date of such event. The Warrant Certificate may have such further legends and endorsements stamped, printed, lithographed or engraved thereon as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange, market or trading facility on which the Warrants may be listed or admitted for trading.

           2.3 Execution of Warrant Certificates. Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President, any Senior Vice President, any Vice President, Treasurer or Secretary, either manually or by facsimile signature printed thereon. In case any such officer of the Company whose signature shall have been placed upon any Warrant Certificate shall cease to be such officer of the Company before countersignature by the Warrant Agent or issuance and delivery thereof, such Warrant Certificate nevertheless may be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company.

           The term "holder" or "holder of a Warrant Certificate" as used herein shall mean any Person in whose name at the time any Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose.

           2.4 Countersignature of Warrant Certificates. Warrant Certificates shall be manually countersigned by an authorized signatory of the Warrant Agent and shall not be valid for any purpose unless so countersigned. Such manual countersignature shall constitute conclusive evidence of such authorization. No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the manual signature of the Warrant Agent. The Warrant Agent is hereby authorized to countersign, in accordance with the provisions of this
Section 2.4, and deliver any new Warrant Certificates, as directed by the Company as and when required pursuant to the provisions of Articles 7 and 8. Each Warrant Certificate shall, when manually countersigned by an authorized signatory of the Warrant Agent, entitle the registered holder thereof to exercise the rights as the holder of the number of Warrants set forth thereon, subject to the provisions of this Agreement.


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
                                   Article 3
                                 EXERCISE PERIOD

           Each Warrant shall entitle the holder thereof to purchase from the Company one (1) share of Common Stock (subject to the adjustments provided herein), at any time during the period that commences at 9:00 a.m., New York City time, on March 7, 2000 and terminates at 5:00 p.m., New York City time, on March 7, 2005 (the "Exercise Period"). The period of time between the date hereof and March 7, 2000 shall hereinafter be referred to as the "Non-Exercise Period"). Any Warrant not exercised prior to the expiration of the Exercise Period shall become void, and all rights of the holder of the Warrant Certificate evidencing such Warrant under the Warrant Certificate or this Agreement shall cease.

                                   Article 4
                             EXERCISE OF WARRANTS

           4.1 Exercise Price. The exercise price of each Warrant is $2.25 per share of New Avatex Common Stock (the "Exercise Price"). The Exercise Price is subject to adjustment pursuant to Article 5 hereof.

           4.2 Manner of Exercise. (a) During the Exercise Period (except as otherwise set forth in Section 5.4 hereof), all or any whole number of Warrants represented by a Warrant Certificate may be exercised by the registered holder thereof during normal business hours on any Business Day, by surrendering such Warrant Certificate, with the subscription form set forth therein duly completed and executed by such holder, by hand, by overnight courier or by mail to the Warrant Agent at its office addressed to American Stock Transfer and Trust Company, 40 Wall Street, New York, New York 10005, Attention: Corporate Trust Department. Such Warrant Certificate shall be accompanied by payment in full in respect of each Warrant that is exercised, which shall be made by certified or official bank or bank cashier's check payable to the order of the Company or by wire transfer of immediately available funds to an account designated by the Warrant Agent for the benefit of the Company, except as otherwise provided herein. Such payment shall be in an amount equal to the product of the number of shares of New Avatex Common Stock designated in such subscription form multiplied by the Exercise Price for the Warrants being exercised (plus such additional consideration as may be provided herein). Upon such surrender and payment prior to the expiration of the Exercise Period, such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, registered, fully paid and nonassessable shares of New Avatex Common Stock determined as provided in Articles 2 and 3, and as and if adjusted pursuant to
Article 5.

                     (b) No registered holder may use its ability to acquire shares of New Avatex Common Stock upon exercise of the Warrants if such exercise would result in the total number of shares of New Avatex Common Stock deemed beneficially owned by such holder (other than by virtue of the ownership of the Warrants or ownership of other securities that have limitations on a holder's right to convert or exercise similar to those limitations set forth herein),


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
together with all shares of New Avatex Common Stock deemed beneficially owned by such holder's Affiliates that would be aggregated for purposes of determining a group under Section 13(d) of the Exchange Act, exceeding 9.9% of the total issued and outstanding shares of New Avatex Common Stock (the "Restricted Ownership Percentage"); provided that (w) each holder shall have the right, at any time and from time to time, to reduce its Restricted Ownership Percentage immediately upon written notice to the Company and the Warrant Agent, (x) each holder shall have the right, at any time and from time to time, to increase its Restricted Ownership Percentage and otherwise waive in whole or in part the restrictions of this Section 4.2(b) upon 61 days' prior written notice to the Company and the Warrant Agent, (y) each holder can make subsequent adjustments pursuant to (w) or (x) any number of times from time to time (any such adjustment being effective immediately if it results in a decrease in the percentage, or upon 61 days' prior written notice if it results in an increase in the percentage) and (z) each holder may eliminate or reinstate this limitation at any time and from time to time (any such elimination being effective upon 61 days' prior notice and any such reinstatement being effective immediately).

           4.3 When Exercise Effective. Each exercise of any Warrant pursuant to
Section 4.2 shall be deemed to have been effected immediately prior to the close of business (i.e., 5:00 p.m., New York City time) on the Business Day on which the Warrant Certificate representing such Warrant, duly executed, with accompanying payment shall have been delivered as provided in Section 4.2, and at such time the Person or Persons in whose name or names the certificate or certificates for New Avatex Common Stock shall be issuable upon such exercise as provided in Section 4.4 shall be deemed to have become the holder or holders of record thereof.

           4.4 Delivery of Certificates, Etc. (a) As promptly as practicable after the exercise of any Warrant, and in any event within three (3) Business Days thereafter, the Company at its expense (other than as to payment of transfer taxes which will be paid by the holder) will cause to be issued and delivered to such holder, or as such holder may otherwise direct in writing (subject to Article 7),

                  (i) a certificate or certificates for the number of shares of New Avatex Common Stock to which such holder is entitled, and

                  (ii) if less than all the Warrants represented by a Warrant Certificate are exercised, a new Warrant Certificate or Certificates of the same tenor and for the aggregate number of Warrants that were not exercised, executed and countersigned in accordance with Sections 2.3 and 2.4.

           (b) The Warrant Agent shall countersign any new Warrant Certificate, register it in such name or names as may be directed in writing by such holder, and shall deliver it to the Person entitled to receive the same in accordance with this Section 4.4. The Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates executed on behalf of the Company for such purpose.


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
                     (c) The Warrant Agent shall, from time to time, as promptly as practicable, advise the Treasurer of the Company or his or her designee of
(i) the number of Warrants exercised, (ii) the instructions of each holder of the Warrant Certificates evidencing such Warrants with respect to delivery of the New Avatex Common Stock to which such holder is entitled upon such exercise,
(iii) delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise, and (iv) such other information as the Company shall reasonably require.

                     (d) The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issue of the New Avatex Common Stock to a Person other than a registered holder; and in the event that any such transfer is involved, the Company shall not be required to issue or deliver any Warrant Certificate or share of New Avatex Common Stock until such tax or other charge shall have been paid or it has been established to the Company's reasonable satisfaction that no such tax or other charge is due.

           4.5 Fractional Shares. No fractional shares of New Avatex Common Stock shall be issued upon the exercise of any Warrant. If more than one Warrant Certificate shall be delivered for exercise at one time by the same holder, the number of full shares or securities that shall be issuable upon exercise shall be computed on the basis of the aggregate number of Warrants exercised. As to any fraction of a share of New Avatex Common Stock, the Company shall pay by company check an amount equal to such fraction multiplied by the closing sales price of New Avatex Common Stock on the principal securities exchange, market or trading facility on which the New Avatex Common Stock is listed or admitted for trading (or if not so listed or admitted, by another equivalent means reasonably determined in good faith by the Company) on the Business Day next preceding the date such exercise becomes effective under Section 4.4 hereof.

                                   Article 5
            ADJUSTMENT OF THE AMOUNT OF COMMON STOCK ISSUABLE AND THE
                          EXERCISE PRICE UPON EXERCISE

           5.1 Adjustment for Change in Capital Stock. If the Company shall (i) declare or pay a dividend on its outstanding New Avatex Common Stock in shares of New Avatex Common Stock or make a distribution to holders of its New Avatex Common Stock in shares of New Avatex Common Stock, (ii) subdivide its outstanding shares of New Avatex Common Stock into a greater number of shares of New Avatex Common Stock, (iii) combine its outstanding shares of New Avatex Common Stock into a smaller number of shares of New Avatex Common Stock, or (iv) issue by reclassification of its shares of New Avatex Common Stock other securities of the Company, then the Exercise Price in effect immediately prior thereto shall be adjusted so that the holder of any Warrants thereafter exercised shall be entitled to receive the number and kind of shares of New Avatex Common Stock or other securities that the holder would have owned or been entitled to receive after the happening of any of the events described above had such Warrants been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this
Section 5.1 shall become effective on the date of the dividend payment, subdivision, combination or issuance retroactive to the record date with respect thereto, if any, for such event. Such adjustment shall be made successively.

           5.2 Distributions. If, after the date hereof, the Company shall distribute to all holders of its shares of New Avatex Common Stock, evidences of its indebtedness, shares of another class of capital stock ("Other Shares") or assets (excluding cash distributions made as a dividend payable out of earnings or out of surplus legally available for dividends under the laws of the jurisdiction of incorporation of the Company) or rights to subscribe to shares of New Avatex Common Stock, then in each such case, unless the Company elects to reserve such indebtedness, assets, rights or shares for distribution to each holder of a Warrant upon the exercise of the Warrants so that such holder will receive upon such exercise, in addition to the shares of New Avatex Common Stock to which such holder is entitled, the amount and kind of such indebtedness, assets, rights or shares which such holder would have received if such holder had, immediately prior to the record date for the distribution of such indebtedness, assets, rights or shares, exercised the Warrants and received New Avatex Common Stock, the Exercise Price in effect immediately prior to such distribution shall be decreased to an amount determined by multiplying such Exercise Price by a fraction, the numerator of which is the Fair Value of a share of the New Avatex Common Stock at the date of such distribution less the fair value of the assets, Other Shares or evidences of indebtedness, as the case may be, so distributed or of such subscription rights (as determined in good faith by the Board of Directors of the Company and supported by an opinion from an investment banking firm of recognized national standing, whose determination shall be conclusive, and described in a statement filed with the Warrant Agent) and the denominator of which is the Fair Value of a share of New Avatex Common Stock at such date. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively on the date immediately after the record date for the determination of stockholders entitled to receive such distribution.

           5.3 Exercise Price Adjustment. Except in the case of increases of shares covered by Section 5.1 (as to which the adjustment provisions of such Section shall apply), whenever the number of shares of New Avatex Common Stock into which a Warrant is exercisable is adjusted as provided in this Article 5, then the Exercise Price payable upon exercise of the Warrant shall simultaneously be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of New Avatex Common Stock into which such Warrant was exercisable immediately prior to such adjustment, and the denominator of which shall be the number of shares of New Avatex Common Stock into which such Warrant was exercisable immediately thereafter.

           5.4 Adjustments for Mergers and Consolidations. In case the Company, after the date hereof, shall merge or consolidate with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets to, another Person, then, in the case of any such transaction, proper provision shall be made so that, upon the basis and terms and in the manner provided in this Warrant Agreement, the holders of the Warrants, upon the exercise thereof at any time after the consummation of such transaction (subject to the Exercise Period, except as provided in the proviso to this Section 5.4 below), shall be entitled to receive (at the aggregate Exercise Price in effect at the time of the transaction for all New Avatex Common Stock issuable upon such exercise immediately prior to such consummation), in lieu of the New Avatex Common Stock issuable upon such exercise prior to such consummation, the greatest amount of securities, cash or other property to which such holder would have been entitled as a holder of New Avatex Common Stock upon such consummation if such holder had exercised the rights represented by the Warrants held by such holder immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Sections 5.1 and 5.2 hereof; provided, however, that, if any such transaction described in this
Section 5.4 occurs, or the Company sells, transfers or disposes of at least 80% of its capital stock to another Person, during the Non-Exercise Period, notwithstanding anything to the contrary contained herein, the Warrants shall be deemed exercisable during the Non-Exercise Period for the purposes of this
Section 5.4 and the holders shall be entitled to receive the securities, cash or property referred to in this Section 5.4, or in such sale of capital stock of the Corporation, to the extent they comply with the other provisions of this
Section 5.4.

           5.5 No De Minimis Adjustments; Calculation to Nearest Cent and One-hundredth of Share. No adjustment in the Exercise Price shall be required under this Article 5 unless such adjustment would require an increase or decrease of at least 1% of such price. All calculations under this Article 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

           5.6 Notice of Adjustment in Exercise Price; Warrant Agent's Disclaimer. (a) Whenever the Exercise Price and securities issuable shall be adjusted as provided in this Article 5, the Company shall forthwith file with the Warrant Agent a statement, signed by the Chairman of the Board, Chief Executive Officer, President, any Senior Vice President, any Vice President or the Treasurer of the Company, stating in detail the facts requiring such adjustment, the Exercise Price that will be effective after such adjustment and the impact of such adjustment on the number and kind of securities issuable upon exercise of the Warrants. The Company shall also cause the Warrant Agent to mail (first class, postage prepaid) a notice setting forth any such adjustments to each registered holder of Warrants at its last address appearing on the Warrant register.

                     (b) The Warrant Agent shall have no duty with respect to any statement filed with it except to keep the same on file and available for inspection by registered holders of Warrants during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any holder of a Warrant to determine whether any facts exist which may require any adjustment to the Exercise Price or securities issuable, or with respect to the nature or extent of any adjustment of the Exercise Price or securities issuable when made or with respect to the method employed in making such adjustment. The Warrant Agent shall not be responsible for the Company's failure to comply with any provision of this Article 5.

           5.7 No Change in Warrant Terms on Adjustment. Irrespective of any adjustments in the Exercise Price or the number of shares of New Avatex Common Stock issuable upon exercise, Warrants theretofore or thereafter issued may continue to express the same prices and number of shares as are stated in the similar Warrants issuable initially, or at some subsequent time, pursuant to this Agreement, and the Exercise Price and such number of shares issuable upon exercise specified thereon shall be deemed to have been so adjusted.

           5.8 Treasury Shares. Shares of New Avatex Common Stock at any time owned by the Company shall not be deemed to be outstanding for the purposes of any computation under this Article 5.


                                   Article 6
                              RESERVATION OF STOCK

           6.1 Reservation; Due Authorization, Etc. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued New Avatex Common Stock, solely for issuance and delivery upon exercise of Warrants, the full number of shares of New Avatex Common Stock from time to time issuable upon the exercise of all Warrants and any other outstanding warrants, options or similar rights, from time to time outstanding. All shares of New Avatex Common Stock shall be duly authorized and, when issued upon such exercise, shall be duly and validly issued, and (in the case of shares) fully paid and nonassessable, and free from all taxes, liens, charges, security interests, encumbrances and other restrictions created by or through the Company.

           6.2 Delivery of Prospectus. The Company will furnish to the Warrant Agent sufficient copies of a Prospectus relating to the New Avatex Common Stock deliverable upon exercise of Warrants (the "Prospectus"), and the Warrant Agent agrees that upon the exercise of any Warrant, the Warrant Agent will deliver a Prospectus to the holder of the Warrant Certificate evidencing such Warrant, prior to or concurrently with, the delivery of the New Avatex Common Stock issued upon such exercise.

           6.3 Compliance with Law. The Company will from time to time take, at its cost, all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts and "blue sky" filings under United States Federal and State laws (including, without limitation, a registration statement in respect of the Warrants and New Avatex Common Stock under the Securities Act), which may be or become requisite in connection with the issuance, sale, transfer, and delivery of the Warrant Certificates, the exercise of the Warrants, the issuance, sale, transfer, and delivery of the New Avatex Common Stock issued upon exercise of the Warrants or upon the expiration of the period during which the Warrants are exercisable.

                                   Article 7
                               LOSS OR MUTILATION

           Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of an indemnity bond reasonably satisfactory to them in form or amount, and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company or the Warrant Agent that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall execute and deliver to the Warrant Agent and, upon the Company's request, an authorized signatory of the Warrant Agent shall manually countersign and deliver, to the registered holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Article 7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Warrant Agent) in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Article 7 in lieu of any lost, stolen or destroyed Warrant Certificate shall be entitled to the same benefits of this Agreement equally and proportionately with any and all other Warrant Certificates, whether or not the allegedly lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone. The provisions of this Article 7 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen or destroyed Warrant Certificates.

                                   Article 8
                              WARRANT REGISTRATION

           8.1 Registration. The Warrant Certificates shall be issued in registered form only and shall be registered in the names of the record holders of the Warrant Certificates to whom they are to be delivered. The Warrant Agent shall maintain or cause to be maintained a register in which, subject to such reasonable regulations as it may prescribe, the Warrant Agent shall provide for the registration of Warrants and of transfers or exchanges of Warrant Certificates as provided in this Agreement. Such register shall be maintained at the office of the Warrant Agent located at the respective address therefor as provided in Section 11.1. Such register shall be open for inspection upon notice at all reasonable times by the Warrant Agent and each holder of a Warrant.

           8.2 Transfer or Exchange. At the option of the holder, Warrant Certificates may be exchanged or transferred for other Warrant Certificates for a like aggregate number of Warrants, upon surrender of the Warrant Certificates to be exchanged at the office of the Warrant Agent maintained for such purpose at the respective address therefor as provided in Section 11.1, and upon payment of the charges herein provided. Whenever any Warrant Certificates are so surrendered for exchange or transfer, the Company shall execute, and an authorized signatory of the Warrant Agent shall manually countersign and deliver, the Warrant Certificates that the holder making the exchange is entitled to receive.

           8.3 Valid and Enforceable. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

           8.4 Endorsement. Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company or the Warrant Agent) be duly endorsed, or be accompanied by an instrument of transfer in form reasonably satisfactory to the Company and the Warrant Agent and duly executed by the registered holder thereof or such holder's officer or representative duly authorized in writing.

           8.5 No Service Charge. No service charge shall be made for any registration of transfer or exchange of Warrant Certificates.

           8.6 Treatment of Holders of Warrant Certificates. The Company and the Warrant Agent may treat the registered holder of a Warrant Certificate as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.

           8.7 Cancellation. Any Warrant Certificate surrendered for registration of transfer, exchange or the exercise of the Warrants represented thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent. Any such Warrant Certificate shall not be reissued and, except as provided in this Article 8 in case of an exchange or transfer, in Article 7 in case of a mutilated Warrant Certificate and in Article 3 in case of the exercise of less than all the Warrants represented thereby, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of such cancelled Warrant Certificates in a manner reasonably satisfactory to the Company.

                                   Article 9
                                  WARRANT AGENT

           9.1 Obligations Binding. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the terms and conditions set forth in this Article 9. The Company, and the holders of Warrants by their acceptance thereof, shall be bound by all of such terms and conditions.

           9.2 No Liability. The Warrant Agent shall not by counter-signing Warrant Certificates or by any other act hereunder be accountable with respect to or be deemed to make any representations as to the validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon), as to the validity, authorization or value (or kind or amount) of any New Avatex Common Stock or other property delivered or deliverable upon exercise of any Warrant, or as to the purchase price of such New Avatex Common Stock, or other property. The Warrant Agent shall not (i) be liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by the Warrant Agent in good faith in the belief that any Warrant Certificate or any other document or any signature is genuine or properly authorized, (ii) be responsible for determining whether any facts exist that may require any adjustment of the purchase price and the number of shares of New Avatex Common Stock purchasable upon exercise of Warrants, or with respect to the nature or extent of any such adjustments when made, or with respect to the method of adjustment employed, (iii) be responsible for any failure on the part of the Company to issue, transfer or deliver any New Avatex Common Stock or property upon the surrender of any Warrant for the purpose of exercise or to comply with any other of the Company's covenants and obligations contained in this Agreement or in the Warrant Certificates or (iv) be liable for any act or omission in connection with this Agreement except for its own bad faith, negligence or willful misconduct.

           9.3 Instructions. The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, Chief Executive Officer, President, any Senior Vice President, any Vice President, Treasurer or any Assistant Treasurer of the Company and to apply to any such officer for advice or instructions. The Warrant Agent shall not be liable for any action taken, suffered or omitted by it in good faith in accordance with the instructions of any such officer.

           9.4 Agents. The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, provided reasonable care has been exercised in the selection and in the continued employment of any such attorney, agent or employee. The Warrant Agent shall not be under any obligation or duty to institute, appear in, or defend any action, suit or legal proceeding in respect hereof, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against the Warrant Agent arising out of or in connection with this Agreement.

           9.5 Cooperation. The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Warrant Agent in order to enable the Warrant Agent to carry out or perform its duties under this Agreement.

           9.6 Agent Only. The Warrant Agent shall act solely as agent. The Warrant Agent shall not be liable except for the performance of such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent, whose duties and obligations shall be determined solely by the express provisions hereof.

           9.7 Right to Counsel. The Warrant Agent may at any time consult with legal counsel satisfactory to it (who may be legal counsel for the Company, but, in any case, shall be reasonably selected) and the Warrant Agent shall incur no liability or responsibility to the Company or to any Warrant holder for any action taken, suffered or omitted by the Warrant Agent in good faith in accordance with the opinion or advice of such counsel.

           9.8 Compensation. The Company agrees to pay the Warrant Agent reasonable compensation for its services hereunder to be agreed upon and to reimburse the Warrant Agent for its reasonable expenses hereunder; and further agrees to indemnify the Warrant Agent and hold it harmless against any and all liabilities, including, but not limited to, judgments, costs and reasonable counsel fees, for anything done, suffered or omitted by the Warrant Agent in the execution of its duties and powers hereunder, except for any such liabilities that arise as a result of the Warrant Agent's bad faith, negligence or willful misconduct.

           9.9 Accounting. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent on behalf of the Company on the purchase of shares of New Avatex Common Stock through the exercise of Warrants. The Warrant Agent shall advise the Company by telephone at the end of each day on which a payment for the exercise of Warrants is received of the amount so deposited to such account. The Warrant Agent shall promptly confirm such telephone advice to the Company in writing.

           9.10 No Conflict. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

           9.11 Resignation; Termination. The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's bad faith, negligence or willful misconduct), after giving thirty (30) days' prior written notice to the Company. The Company may remove the Warrant Agent upon thirty (30) days' written notice, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as to liabilities arising as a result of the Warrant Agent's bad faith, negligence or willful misconduct. The Company shall cause to be mailed promptly (by first class mail, postage prepaid) to each registered holder of a Warrant at such holder's last address as shown on the register of the Company, at the Company's expense, a copy of such notice of resignation or notice of removal, as the case may be. Upon such resignation or removal the Company shall promptly appoint in writing a new warrant agent. Pending appointment of a successor to the Warrant Agent, the duties of the Warrant Agent shall be carried out by the Company. Any successor warrant agent shall be a corporation, incorporated under the laws of the United States or of any state thereof and authorized under such laws to exercise corporate trust powers, be subject to supervision and examination by Federal or state authority, and have a combined capital and surplus of not less than $100,000,000 as set forth in its most recent published annual report of condition. After acceptance in writing of such appointment by the new warrant agent it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning or removed Warrant Agent and shall forthwith cause a copy of such notice to be mailed (by first class, postage prepaid) to each registered holder of a Warrant at such holder's last address as shown on the register of the Company. Failure to give any notice provided for in this Section 9.11, or any defect in any such notice, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

           9.12 Change of Warrant Agent. If at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and if at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and this Agreement.

           9.13 Successor Warrant Agent. Any corporation or entity into which the Warrant Agent or any new warrant agent may be merged or any corporation or entity resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party or any corporation or entity succeeding to all or substantially all the agency business of the Warrant Agent or any new warrant agent shall be a successor Warrant Agent under this Agreement without any further act, provided that such corporation would be eligible for appointment as a new warrant agent under the provisions of Section 9.11 of this Article 9. The Company shall promptly cause notice of the succession as Warrant Agent of any such successor Warrant Agent to be mailed (by first class mail, postage prepaid) to each registered holder of a Warrant at its last address as shown on the register of the Company.

                                   Article 10
                                 REMEDIES, ETC.

           10.1 Remedies. The Company stipulates that the remedies at law of each holder of a Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant Agreement are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

           10.2 Warrant Holder Not Deemed a Stockholder. Prior to the exercise of the Warrants represented thereby, no holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders, and no such holder shall be entitled to receive notice of any proceedings of the Company except as provided in this Agreement. Nothing contained in this Agreement shall be construed as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

           10.3 Right of Action. All rights of action in respect of this Agreement are vested in the registered holders of the Warrants. Any registered holder of any Warrant, without the consent of the Warrant Agent or the registered holder of any other Warrant, may in such holder's own behalf and for such holder's own benefit enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such holder's right to exercise such holder's Warrants in the manner provided in the Warrant Certificate representing such Warrants and the Company's obligations under this Agreement and the Warrants.

                                   Article 11
                                  MISCELLANEOUS

           11.1 Notices. Any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made if sent by first class mail, postage prepaid, delivered by hand or delivered by overnight courier, in each case addressed to any registered holder of a Warrant at such holder's last known address appearing on the register of the Company or the Warrant Agent, and to the Company or the Warrant Agent as follows, or delivered by facsimile (in the case of notices to any registered holder, to the last known facsimile number of such holder appearing on the register of the Company or the Warrant Agent):

                     If to the Company:

                               Avatex Corporation
                               5910 N. Central Expressway
                               Suite 1780
                               Dallas, Texas  75206
                               Attn:  General Counsel
                               Telephone:  (214) 365-7450
                               Facsimile:  (214) 365-7499

                     If to the Warrant Agent:

                               American Stock Transfer and Trust Company
                               40 Wall Street
                               New York, New York  10005
                               Attn:  Corporate Trust Department
                               Telephone:  (212) 936-5100
                               Facsimile:  (718) 236-4588

or such other address as shall have been furnished in writing, in accordance with this Section 11.1, to the party giving or making such notice, demand or delivery.

           11.2 Governing Law and Consent to Forum. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. THE COMPANY AND THE WARRANT AGENT EACH HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PERSON TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

           11.3 Benefits of This Agreement. This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Agent and their respective successors and assigns, and the registered and beneficial holders from time to time of the Warrants and of holders of the Common Stock, where applicable. Nothing in this Agreement is intended or shall be construed to confer upon any other Person, any right, remedy or claim under or by reason of this Agreement or any part hereof.

           11.4 Agreement of Holders of Warrant Certificates. Every holder of a Warrant Certificate, by accepting the same, covenants and agrees with the Company, the Warrant Agent and with every other holder of a Warrant Certificate that the Warrant Certificates are transferable on the registry books of the Warrant Agent only upon the terms and conditions set forth in this Agreement, and the Company and the Warrant Agent may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

           11.5 Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

           11.6 Amendments. This Agreement may be amended by the parties hereto, without the consent of the holder of any Warrant Certificate, for the purpose of curing any manifest error, or of curing, correcting or supplementing any defective provision contained herein, or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable; provided, that such action shall not adversely affect the interests of the holders of the Warrant Certificates. Any other amendment shall require the consent of the holders of Warrants representing a majority in number of the then outstanding Warrants.

                     Any such modification or amendment will be conclusive and binding on all present and future holders of Warrant Certificates whether or not they have consented to such modification or amendment or waiver and whether or not notation of such modification or amendment is made upon such Warrant Certificates. Any instrument given by or on behalf of any holder of a Warrant Certificate in connection with any consent to any modification or amendment will be conclusive and binding on all subsequent holders of such Warrant Certificate.

           11.7 Headings. The contents hereto and the descriptive headings of the several sections hereof are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.



                         [Signatures on following page]

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                AVATEX CORPORATION

                                By: /s/ Melvyn J. Estrin
                                    ----------------------------------------
                                    Melvyn J. Estrin
                                    Co-Chief Executive Officer


                                AMERICAN STOCK TRANSFER AND TRUST COMPANY, as Warrant Agent

                                By: /s/ Herbert J. Lemmer
                                    ----------------------------------------
                                    Name: Herbert J. Lemmer
                                    Title: Vice-President

                                    EXHIBIT A



                           FORM OF WARRANT CERTIFICATE

                                 (see attached)

                      [FORM OF FACE OF WARRANT CERTIFICATE]

CUSIP No. ________

Warrant No. 05349F11 3                           Number of Warrant(s):  ______


Exercisable During the Period that Commences at 9:00 a.m., New York City time, on March 7, 2000 and Terminates at 5:00 p.m., New York City time, on March 7, 2005 except as provided below

Void after 5:00 p.m., New York City time, on March 7, 2005.


                               WARRANT TO PURCHASE
                     COMMON STOCK, PAR VALUE $.01 PER SHARE,
                                       OF
                               AVATEX CORPORATION

                     This Warrant Certificate certifies that __________ or registered assigns, is the registered owner of the number of warrants set forth above (the "Warrants"), each of which represents the right, at any time after 9:00 a.m., New York City time, on March 7, 2000, and before 5:00 p.m., New York City time, on March 7, 2005, to purchase from Avatex Corporation, a Delaware corporation (the "Company"), at the price per share of $2.25 (the "Exercise Price"), one share of Common Stock, $0.01 par value, of the Company as such stock was constituted as of December 7, 1999, subject to adjustment as provided in the Warrant Agreement hereinafter referred to, upon surrender hereof, with the subscription form on the reverse hereof duly executed, by hand or by mail to American Stock Transfer and Trust Company, 40 Wall Street, New York, New York 10005, Attention: Corporate Trust Department, or to any successor thereto, as the warrant agent under the Warrant Agreement, at the office of such successor maintained for such purpose (any such warrant agent being herein called the "Warrant Agent"), and simultaneous payment in full (by certified or official bank or bank cashier's check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Warrant Agent for the benefit of the Company) of the Exercise Price in respect of each Warrant represented by this Warrant Certificate that is so exercised, all subject to the terms and conditions hereof and of the Warrant Agreement.

                     Upon any partial exercise of the Warrants represented by this Warrant Certificate, there shall be issued to the holder hereof a new Warrant Certificate representing the Warrants that were not exercised.

                     No fractional shares may be issued upon the exercise of rights to purchase hereunder, and as to any fraction of a share otherwise issuable, the Company will make a cash payment in lieu of such issuance, as provided in the Warrant Agreement.

                     This Warrant Certificate is issued under and in accordance with a Warrant Agreement, dated as of December 7, 1999 (the "Warrant Agreement"), between the Company and American Stock Transfer and Trust Company, as Warrant Agent, and is subject to the terms and provisions contained therein. The Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the registered holders of the Warrants. The holder of this Warrant Certificate consents to all terms and provisions of the Warrant Agreement by acceptance hereof. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent and may be obtained by writing to the Warrant Agent.

                     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                     This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

Dated:  ___________ __, _____

                                      AVATEX CORPORATION

                                      By:_____________________
                                      Name:
                                      Title:


Countersigned:

AMERICAN STOCK TRANSFER AND TRUST COMPANY, as Warrant Agent


By:
     ----------------------------
      Name:
      Title:

                    [FORM OF REVERSE OF WARRANT CERTIFICATE]

                               AVATEX CORPORATION

                     The transfer of this Warrant Certificate and all rights hereunder is registrable by the registered holder hereof, in whole or in part, on the register of the Company upon surrender of this Warrant Certificate at the office or agency of the Company or the office of the Warrant Agent maintained for such purpose at American Stock Transfer and Trust Company, 40 Wall Street, New York, New York 10005 attention: Corporate Trust Department, duly endorsed or accompanied by a written instrument of transfer duly executed and in form satisfactory to the Company and the Warrant Agent, by the registered holder hereof or his attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer or registration thereof. Upon any partial transfer the Company will cause to be delivered to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

                     This Warrant Certificate may be exchanged at the office of the Warrant Agent maintained for such purpose at American Stock Transfer and Trust Company, 40 Wall Street, New York, New York 10005 attention: Corporate Trust Department, for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the holder hereof shall designate at the time of such exchange.

                     Prior to the exercise of the Warrants represented hereby, the holder of this Warrant Certificate, as such, shall not be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders, and shall not be entitled to receive notice of any proceedings of the Company except as provided in the Warrant Agreement. Nothing contained herein shall be construed as imposing any liabilities upon the holder of this Warrant Certificate to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                     This Warrant Certificate shall be void and all rights represented hereby shall cease unless exercised before the close of business (i.e., 5:00 p.m., New York City time) on March 7, 2005.

                     Witness the facsimile seal of the Company and the signature of its duly authorized officer.

                                SUBSCRIPTION FORM
                 (TO BE EXECUTED ONLY UPON EXERCISE OF WARRANT)

TO AVATEX CORPORATION
American Stock Transfer and Trust Company, as Warrant Agent

Attention: ____________

                     The undersigned (i) irrevocably exercises ___ Warrants represented by the within Warrant Certificate, (ii) purchases [________ shares] of common stock, par value $.01 per share, of Avatex Corporation (before giving effect to the adjustments provided in the Warrant Agreement referred to in the within Warrant Certificate) for each Warrant so exercised and herewith makes payment in full of the purchase price of $2.25 in respect of each Warrant so exercised as provided in the Warrant Agreement (such payment being by certified or official bank or bank cashier's check payable to the order of Avatex Corporation, or by wire transfer of immediately available funds to an account designated by the Warrant Agent for the benefit of Avatex Corporation), all on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement, (iii) surrenders this Warrant Certificate and all right, title and interest to the exercised Warrants to Avatex Corporation and (iv) directs that the securities or other property deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Dated: ____________, ____

                                      -----------------------------------
                                                   (Owner)*


                                      -----------------------------------
                                           (Signature of Authorized
                                               Representative)


                                      -----------------------------------
                                               (Street Address)


                                      -----------------------------------
                                          (City) (State) (Zip Code)

Securities or property to be issued and delivered to:

                                      -----------------------------------
                                      Signature Guaranteed**

     Please insert social
     security or other
     identifying number

     -------------------------


Name                                                                      *
     ---------------------------------------------------------------------

Street Address
               -----------------------------------------------------------

City, State and Zip Code
                         -------------------------------------------------









-------------------

           * The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

           ** The signature must be guaranteed by a securities transfer agents medallion program ("stamp") participant or an institution receiving prior approval from the Warrant Agent.

                               FORM OF ASSIGNMENT

                     FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant Certificate hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant Certificate, with respect to the number of warrants set forth below:


Name of                                                               No. of
Assignee                      Address                                 Warrants
--------                      -------                                 --------



Please insert social
security or other
identifying number
of Assignee

------------------

and does hereby irrevocably constitute and appoint __________ attorney to make such transfer on the books of Avatex Corporation maintained for the purpose, with full power of substitution in the premises.

Dated:  ____________, ____

                                       Name                                  *


                                       Signature of Authorized
                                       Representative ______________________


                                       Signature Guaranteed                  **
-------------------

           * The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

           ** The signature must be guaranteed by a securities transfer agents medallion program ("stamp") participant or an institution receiving prior approval from the Warrant Agent.